Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1

TO SPONSOR SUPPORT AGREEMENT

This AMENDMENT NO. 1 TO SPONSOR SUPPORT AGREEMENT, dated as of January 7, 2019 (this “Amendment”), is made by and among Haymaker Sponsor, LLC, a Delaware limited liability company (together with its successors, the “Sponsor”), Haymaker Acquisition Corp., a Delaware corporation (“HYAC”), OneSpaWorld Holdings Limited, an international business company incorporated under the laws of the Commonwealth of The Bahamas (“Dory Parent”), and Steiner Leisure Limited, an international business company incorporated under the laws of the Commonwealth of The Bahamas (“Steiner Leisure”). Sponsor, HYAC, Dory Parent and Steiner Leisure shall be referred to herein from time to time collectively as the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).

RECITALS

WHEREAS, the Parties have entered into that certain Sponsor Support Agreement, dated as of November 1, 2018 (as the same may be amended, restated, or otherwise modified from time to time in accordance with its terms, the “Agreement”);

WHEREAS, pursuant to Section 11 of the Agreement, the Agreement may be amended or modified only by a written agreement executed and delivered by the duly authorized offiers of the Parties; and

WHEREAS, each of the Parties has agreed to amend the Agreement to modify certain provisions thereof, as set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendment to Introductory Paragraph of the Agreement. The penultimate sentence of the first paragraph of the Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following:

“Sponsor, HYAC, Dory Parent and Steiner Leisure shall be referred to herein from time to time collectively as the “Parties”.”

2. Amendment to Section 2 of the Agreement. Section 2 of the Agreement is hereby amended by (a) deleting the number “3,250,000” and replacing it with “3,650,000”, (b) deleting the number “5,006,581” and replacing it with “4,707,734”, (c) deleting the number “6,250,000” and replacing it with “6,650,000” and (d) deleting the number “2,000,000” and replacing it with “1,600,000”.

3. Reference to and Effect in the Agreement; Construction.

(a) Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement and each reference to the Agreement in any other agreement, document or other instrument shall, in each case, mean and be a reference to the Agreement as amended hereby. Subject to the foregoing, the provisions of Section 10.6 (Construction; Interpretation) of the Business Combination Agreement shall apply mutatis mutandis to this Amendment.

(b) Except as specifically amended herein, the Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, and the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement. For the avoidance of doubt, each reference in the Agreement, as amended hereby, to “the date hereof”, the “date of this Agreement” and derivations thereof and other similar phrases shall continue to refer to November 1, 2018.

4. Miscellaneous. Sections 5, 6, 7, 10 and 13 of the Agreement shall apply mutatis mutandis to this Amendment.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

HAYMAKER SPONSOR, LLC

By:	/s/ Steven J. Heyer
Name: Steven J. Heyer
Title: Chairman & CEO

HAYMAKER ACQUISITION CORP.

By:	/s/ Steven J. Heyer
Name: Steven J. Heyer
Title: Chairman & CEO

ONESPAWORLD HOLDINGS LIMITED

By:	/s/ Stephen Lazarus
Name: Stephen Lazarus
Title: COO and CFO

STEINER LEISURE LIMITED

By:	/s/ Robert C. Boehm
Name: Robert C. Boehm
Title: EVP, General Counsel and Secretary

[Signature Page to Amendment No. 1 to Sponsor Support Agreement]